SunAmerica Money Market Funds, Inc.

Supplement to the Prospectus dated November 16, 2001


Under the section entitled "Shareholder Account Information"- on page 8 of the Prospectus, item number two under the subtitle "Opening an Account" should be replaced in its entirety with the following:

2. Determine how much you want to invest. The minimum initial investment for the Funds are
as follows:
		 Non-retirement account: $500
		 Retirement account: $250
		 Dollar cost averaging: $500 to open; you may invest at least $25 a month
	The minimum subsequent investments for a Fund are as follows:
		 Non-retirement account: $100
		 Retirement account: $25










Dated: February 20, 2002